1 NASDAQ: VPFG Third Quarter 2010 Results KBW Texas Field Trip, February 8, 2011 Gary Base - President and Chief Executive Officer Patti McKee - Executive Vice President and Chief Financial Officer Mark Hord - Executive Vice President and General Counsel EXHIBIT 99.1

2 Safe Harbor Statement When used in filings by ViewPoint Financial Group, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions, legislative changes, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Company's ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in the Company's market area, competition, changes in management's business strategies and other factors set forth under Risk Factors in our 2009 Form 10-K and Form 10-Q for the quarter ended September 30, 2010, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to advise readers that the factors listed above could materially affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 Total Assets: $2.99 billion Total Net Loans: $1.69 billion Total Deposits: $2.03 billion Number of Locations: 23 Community Bank Offices 15 Loan Production Offices 58 years in Texas market #1 in deposit market share of those banks based in Collin County, one of the most demographically attractive counties in Texas1 Ranked #7 in deposit market share among Texas-based community banks in DFW Metroplex1 Majority of our CRE loans are in the top 4 job growth markets in the U.S over the last five years.2 Corporate & Geographic Overview Company data as of September 30, 2010. Source: VPFG 10Q for 3Q10; 1FDIC market share data as of June 2010 2Employment data from a Bureau of Labor Statistics release as of June 2010

Attractive Markets: Demographics

ViewPoint Bank has the richest depositor base in Texas with median household income in its market of $83,462, an advantage that is expected to continue through 2014.

ViewPoint Bank is headquartered in what Forbes calls "America's Safest City" – Plano, TX.

Texas Banks Ranked by Projected Income of Depositor Base

Company (ranked by 2009 HHI)	Ticker	City	Median household income of depositor base – 2009*	Median household income of depositor base – projected 2014*
ViewPoint Financial Group, Inc.	**VPFG**	**Plano**	**$83,462**	**$88,294**
T Bancshares, Inc.	TBNC	Dallas	$63,041	$66,672
Bank Affiliated, Inc.	BAFI	Arlington	$61,511	$65,362
Trinity Bank, N.A.	TYBT	Fort Worth	$61,511	$65,362
MetroCorp Bancshares, Inc.	MCBI	Houston	$60,856	$64,440
OmniAmerican Bancorp, Inc.	OABC	Fort Worth	$60,816	$64,410
Comerica Inc.	CMA	Dallas	$60,801	$64,321
Texas Capital Bancshares, Inc.	TCBI	Dallas	$59,464	$62,859
Treaty Oak Bancorp, Inc.	TOAK	Austin	$58,935	$61,622

**Aggregate of projected county demographic data provided by ESRI. Aggregates are weighted by the portion of a company's deposits in a particular county. List based on public banks and thrifts based in Texas.*

Source: SNL Financial and Forbes.com

ViewPoint Financial Group, Inc.
NASDAQ VPFG
4

Seattle -20.4% San Francisco -37.1% Los Angeles -36.6% San Diego -35.9% Phoenix -53.9% Las Vegas -57.0% Denver -10.4% Minneapolis -30.5% Chicago -28.4% Detroit -45.4% Cleveland -18.6% Boston -14.1% New York -21.4% Washington, DC -26.1% Charlotte -10.2% Atlanta -24.9% Tampa -43.6% Miami -48.3% Portland -21.3% Dallas -7.7% 5 Home Price Index Percent Change From Peak in June 2006 to Present in November 2010 Dallas Metroplex: Stable Home Prices Source: S&P / Case-Shiller

6 ViewPoint Markets: Lower Unemployment Rates 3/1/2008 6/1/2008 9/1/2008 12/1/2008 3/1/2009 6/1/2009 9/1/2009 12/1/2009 3/1/2010 6/30/2010 9/30/2010 11/30/2010 US 5.1 5.6 6.2 7.2 9.1 9.7 9.5 9.7 10.3 9.7 9.2 9.3 Collin County 4.1 4.7 4.8 5.5 7.1 8 7.7 7.2 7.6 7.9 7.2 7.4 DFW 4.4 5.1 5.3 6 7.3 8.5 8.3 8 8.3 8.5 7.9 8.2 Unemployment Rates Source: Bureau of Labor Statistics as of January 10, 2010 9.3% 8.2% 7.4%

7 Financial Summary - 3rd Quarter 2010 Completed $198 million stock offering in July 2010 Significantly improved earnings: up 34.5% over last year Continued loan growth: up 16.5% year-to-date Deposit growth: up 12.9% year-to-date

8 Capitalize on a position of balance sheet strength and continue to grow organically in our economically stable and growing Texas market Remain focused on our community banking approach and enhance the profitability of existing relationships Continue to develop existing lines of business; ensure successful execution through prudent management and risk mitigation Evaluate other opportunities to deploy capital: new locations, dividends, potential acquisitions, etc. Business Strategy

9 ViewPoint's Loan Portfolio Strategy In order to improve our profitability, while maintaining a strong capital position and asset quality, we will continue to focus on our three primary engines: Commercial Real Estate Warehouse Purchase Program Residential Mortgage 3rd Qtr Home Equity 115119 Consumer 72934 C&I 36492 Commercial Real Estate 486425 Warehouse Purchase Program 539842 1-4 Family 454341 September 30, 2010 Loan Composition Source: VPFG 10-Q for 3Q10 Includes loans held for sale

TX DFW Houston Austin Other TX OK LA IL CA Other* Dollar 0.89 0.4281 0.1899 0.1391 0.1344 0.04 0.02 0.02 0.02 0.01 10 Commercial Real Estate: Texas Focused 89% in Texas Source: VPFG 10-Q for 3Q10 *Other states include Arizona, Georgia, New Mexico, Nevada, Oregon and Washington

11 CRE Portfolio Origination Vintage Source: VPFG 10-K for 2009 Company Documents In a difficult economic environment, ViewPoint was opportunistic in generating quality loans. The majority of our CRE loan originations were underwritten after the 2006-07 market peak. 2007 2008 2009 YTD as of 9/30/2010 118728 266059 69032 54220 (000's)

12 CRE Portfolio: Diverse & Well-Underwritten Property Type Property Type $ Amount (Millions) % of Total LTVat orig. Office $199 41% 62% Retail $157 32% 57% Office/Warehouse $35 7% 65% Industrial $37 7% 61% Mixed Use $9 2% 30% Storage Facility $14 3% 47% Hotel $7 2% 67% Medical Office $10 2% 52% Other $19 4% 51% Total Commercial Real Estate - $486.9M Total LTV - 58.25% Source: Company Documents As of September 30, 2010 Office Office/Warehouse Mixed Use Development Retail Industrial Storage Facility Hotel Medical Office Other 0.41 0.07 0.02 0.32 0.07 0.03 0.02 0.02 0.04

13 Warehouse Purchase Program Consists of 26 clients with average outstanding balance of $16.7 million; totaling $539.8 million outstanding as of September 30, 2010 Enables mortgage banking company customers to close conforming one- to four-family real estate loans in their own name and temporarily finance their inventory of these closed loans until the loans are sold to investors approved by the Company Generates three sources of earnings: YTD fee income of $1.9 million, or 13.78% of the bank's total fee income YTD interest income of $12.1 million Non-interest bearing deposits of $29.8 million at September 30, 2010 High quality underwriting standards Conforming loans Minimum tangible net worth of $2,000,000 Personal guarantees of repurchase obligations Historical profitability Source: VPFG 10-Q for 3Q10; Prospectus

14 Warehouse Purchase Program Program launched in July 2008; loan balances totaled $539.8 million at September 30, 2010 Average turn time from funding to pay-off is 19 days Source: VPFG 10-Q for 3Q10; Company documents Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Avg. Balances 131.91755775 189.0296061 237.34821472 285.51667263 241.39434482 323.62735698 423.56713527

15 Warehouse Purchase Program Source: VPFG 10-Q for 3Q10; Company documents Conforming Jumbo Government East 309069791 3109275 291769652 TX CA TN CO OR MD WA IL UT VA 36 Other States East 19.85 9.93 6.15 6.09 5.03 4.88 4.04 3.79 3.53 3.22 33.5

16 Residential Real Estate Source: VPFG 10-Q for 3Q10; Company documents Focused on conforming residential real estate loans originated through our wholly owned subsidiary, ViewPoint Bankers Mortgage ("VPBM") Conforming Jumbo Government Residential 201826577.83 22702216 134018632.5 TX OK 15 Other States Residential Geography 95.58 2.2 2.22

17 Residential Real Estate: Total Production VPBM originated $135.5M during Q3 2010, an increase of 7.06% over Q2 2010 Sold $107.0 million in production in Q3 2010 for 3.45%, or $3.7 million, gain on sale Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Sold to Outside Investors 65167 64568 73808 88288 165914 215955 142625 111639 88172 92442 107049 Added to VPFG Portfolio 39728 76827 58630 30004 23603 8920 8512 8728 7014 9785 27163 $1.9M $2.3M $2.4M $2.9M $3.7M $5.3M $3.8M Gain on Sale Total Mortgage Loans Originated (Dollars in Millions) $3.7M $2.7M Source: VPFG 10-Q for 3Q10 $3.2M $3.7M

18 Financial Summary - 3rd Quarter 2010 Significantly improved earnings due to improvements in net interest margin, provision expense, and operating expenses to average assets Net income for 3Q 2010 increased by $2.5 million, or 86.9%, from 3Q 2009 Net income increased by $2.9 million, or 34.5%, YOY Continued loan growth - $242.1 million or 16.5% YTD Increased Warehouse Purchase Program production Grew deposits $232.3 million or 12.9% YTD Primarily due to growth of $180.5 million in interest-bearing demand accounts Leveraged the Warehouse Purchase Program growth with low-cost borrowing from Federal Home Loan Bank

19 2005 2006 2007 2008 2009 9/30/2010 1257.727 1234.881 1297.593 1548.09 1796.665 2029 2005 2006 2007 2008 2009 9/30/2010 1075.473 968.664 921.822 1399.592 1449.59 1690 2005 2006 2007 2008 2009 9/30/2010 East 1428.062 1529.76 1658.204 2213.415 2379.504 2986 VPFG - Track Record of Strong Growth Assets Loans, net Deposits 5-year CAGR: 10.0% 5-year CAGR: 10.6% 5-year CAGR: 16.8% Source: VPFG 10-Q for 3Q10 Loan totals include loans held for sale

20 Earnings Growth *Excludes non-cash after-tax impairment charge of $9.1 million taken in 2008 related to collateralized debt obligations. **Excludes non-cash after-tax impairment charge of $8.1 million taken in 2009 related to collateralized debt obligations. 2007 2008* 2009** Nine Months Ended 9/30/09** Nine Months Ended 9/30/10 Earnings 5067 5799 10752 8388 11309 2 year growth 112.2%*,** 1 year growth 34.8%** Improved revenue Net Interest Income Warehouse Purchase Program Fee Income Reduced expenses Borrowing and deposit rates Provision expense from improved credit Salaries Operating expenses to average assets Source: VPFG 10-Q for 3Q10

21 Credit Quality Trends For the Quarter Ended For the Quarter Ended For the Quarter Ended For the Quarter Ended For the Quarter Ended For the Quarter Ended For the Quarter Ended (Dollars in Thousands) 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 Ratios NPLs / Loans 0.49% 0.62% 1.30% 1.13% 1.07% 1.71% 1.58% NPAs / Assets 0.34% 0.40% 0.67% 0.70% 0.61% 0.85% 0.69% Reserves / NPLs 157.54% 136.24% 74.83% 97.29% 107.97% 74.99% 82.80% Reserves / Gross Loans 0.77% 0.84% 0.97% 1.10% 1.15% 1.28% 1.31% NCOs / Average Loans 0.28% 0.28% 0.23% 0.44% 0.28% 0.24% 0.21% Source: VPFG 10-Q for 3Q10

22 Credit Quality Trends 2005 2006 2007 2008 2009 Q3 2010 VPFG 0.72 0.67 0.67 0.73 1.1 1.31 Texas Peers1 1.12 1.04 1.03 1.25 1.68 2 Nationwide Peers2 1.19 1.16 1.17 1.465 2.01 2.45 2005 2006 2007 2008 2009 Q3 2010 VPFG 0.36 0.26 0.26 0.29 0.7 0.69 Texas Peers1 0.32 0.27 0.32 1.43 1.11 2.42 Nationwide Peers2 0.22 0.335 0.5 1.35 2.72 3.98 2005 2006 2007 2008 2009 Q3 2010 VPFG 0.43 0.35 0.38 0.38 1.13 1.58 Texas Peers1 0.35 0.35 0.59 1.41 1.86 3.2 Nationwide Peers2 0.31 0.37 0.61 1.61 3.23 4.83 NPAs / Assets NPLs / Loans 1 Texas Peers include: EBTX, FFIN, MCBI, NODB, OABC, PRSP, SBSI, SBIB, TCBI 2 Nationwide Peers include public U.S. depositories with assets between $2B and $5B Source: Company Documents, SNL Financial as of September3 0, 2010 Reserves / Gross Loans

23 Net Charge-Off Trends 2010 1-4 Family 296337.82 CRE 0 Consumer 1058372.81 C&I 454895.91 2010 Charge-Offs at 9/30/10 by Loan Type (as % of Total Charge Offs) 2005 2006 2007 2008 2009 Q3 2010 VPFG 0.63 0.37 0.39 0.3 0.31 0.21 Texas Peers1 0.16 0.17 0.09 0.32 0.64 1.42 Nationwide Peers2 0.09 0.1 0.18 0.43 1.1 2.14 Net Charge-Offs / Avg. Loans 2010 YTD Charge-Offs: $1.8 million 1 Texas Peers include: CFR, IBOC, PRSP, SBIB, TCBI, SBSI & EBTX 2 Nationwide Peers include public U.S. depositories with assets between $2B and $5B Source: Company Documents, SNL Financial as of June 30, 2010

24 Deposit Composition Non-interest bearing demand Interest bearing demand Savings Money Market Time 186834 448611 151529 573520 668463 Strong Organic Deposit Growth 5 year CAGR: 10.6% 2009 Growth: 16.1% 2010 Growth (Annualized): 17.2% Cost of Deposits YTD: 1.67% 60% of time mature < 1year; WAR: 1.33% Source: VPFG 10-Q for 3Q10

25 Schedule of Borrowings Source: VPFG 10-Q for 3Q10; Company documents $510,644,00 @ WAR 3.72% Restructured $91.6 million @ 4.15% to effective rate of 2.98%; first year savings of $1.1 million 48% of borrowings mature in less than 1 year < 90 days < 1year 1-3 years 4-5 years > 5 years Holding Co Borrowings 0 0 0 10000000 0 Repurchase Agreement 0 0 0 0 25000000 FHLB 200000000 47296711 116005511 62926796 49414550 200000000 47296711 116005511 72926796 74414550 0.125% 4.21% 2.97% 3.92% 4.79%

26 Low Risk Investment Portfolio Mix Agency MBS SBA Pools Agency CMO Agency Bond Muni 514576952.94 5380027.24 438920154.84 55191511.38 44134058.48 Source: VPFG 10-Q for 3Q10; Company documents 96% in government backed agency investments Balance of $1.06 billion - market value $1.07 billion 57% fixed vs. 43% variable

Tier 1 Capital / Adjusted Assets Tier 1 Capital / Risk-Weighted Assets Total Capital / Risk-Weighted Assets Tangible Capital / Tangible Assets Actual as reported at 9/30/10 9.33 18.92 19.79 13.16 Well-Capitalized: 5% Well-Capitalized: 6% Well-Capitalized: 10% 27 Capital Source: Price/TBV SNL Financial as of September 30, 2010 Company Documents as of September 30, 2010 Regulatory VPB VPFG Regulatory Practice: 8% Regulatory Practice: 12% VPFG TBV / Share: $11.29 Sept. 30, 2010 Price / TBV: 82.03% Avg. Peer Price / TBV: 138.10% Regulatory Practice: 10%

28 Dividend Source: VPFG 10-Q for 3Q10; Company documents ViewPoint Financial Group, Inc. has always paid a dividend since becoming a public stock company 3Q 2010 Dividends of $0.04 per share Announced a dividend increase on January 21, 2011 of 25% to $0.05 per share, or $0.20 per share annually

29 Summary One of the largest independent community banking franchises in Texas Experienced management team with strong local ties Improving profitability Strong credit metrics reflecting disciplined underwriting standards Strong capital levels can support continued growth Favorable asset quality compared to publicly-traded Texas peers

30 APPENDIX

31 Appendix: Non-GAAP Reconciliation Source: Company Documents

32 Appendix: Select Texas Peer Analysis Source: Company Documents, SNL Financial as of September 30, 2010

33 Appendix: Summary Financial Highlights Source: Company Documents, SNL Financial For the Fiscal Year Ended For the Fiscal Year Ended For the Fiscal Year Ended For the Fiscal Year Ended (Dollars in Thousands, Except Per Share) 12/31/2006 12/31/2007 12/31/2008 12/31/2009 Q3 2010 Total Assets $1,529,760 $1,658,204 $2,213,415 $2,379,504 $2,986,412 Intangible Assets $0 $1,089 $1,089 $1,089 $1,089 Net Loans including loans HFS $968,664 $921,822 $1,399,592 $1,449,590 $1,689,958 Deposits $1,234,881 $1,297,593 $1,548,090 $1,796,665 $2,028,957 Total Equity $214,778 $203,794 $194,139 $205,682 $393,931 Loans / Deposits 78.44% 71.04% 90.41% 80.68% 83.29% YTD Net Income $9,686 $5,067 ($3,315) $2,670 $11,309 ROAA - annual 0.65% 0.32% (0.17%) 0.12% 0.58% ROAE - annual 6.76% 2.40% (1.65%) 1.35% 5.39% Net Interest Margin 3.00% 2.92% 2.87% 2.73% 2.74% Efficiency Ratio 86.58% 83.95% 82.82% 76.10% 72.44% Non-Interest Expense / Avg. Assets 3.79% 3.62% 3.66% 3.27% 2.78% Capital Ratio 14.04% 12.29% 8.77% 8.64% 13.19% NPAs / Assets 0.26% 0.26% 0.29% 0.70% 0.69% Reserves / Gross Loans 0.67% 0.67% 0.73% 1.10% 1.31%